The Glenmede Fund, Inc.
                            The Glenmede Portfolios
                                 (the "Funds")

 Supplement dated as of October 1, 2001 to Statement of Additional Information
                            dated February 28, 2001

                                 All Portfolios

This Supplement supersedes the Supplement dated September 1, 2001 to Statement of Additional Information dated February 28, 2001.

Change in Administrator, Transfer Agent, Dividend-Paying Agent and Custodian

Effective September 1, 2001, Investors Bank and Trust Company, with principal offices located at 200 Clarendon Street, Boston, MA 02116, serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Funds.

Change in Distributor

Effective October 1, 2001, Quasar Distributors, LLC, with principal offices located at 615 East Michigan Street, Milwaukee, WI 53202, serves as distributor of the Funds' shares.